Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Apr. 30, 2025	Apr. 30, 2024
Assets:
Total investments	$ 373,259	$ 336,532
Receivables:
Employer contributions	465	946
Employee contributions	545	1,104
Notes receivable from participants	11,974	10,021
Total receivables	12,985	12,071
Net assets available for benefits	$ 386,244	$ 348,603